                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY

                                AMENDMENT NO. 3
                   TO AMENDED AND RESTATED CREDIT AGREEMENT
                           Dated as of May 29, 1998

             THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of May 29, 1998 by and among Pacer International, Inc. (f/k/a PMT Holdings, Inc.), a Delaware corporation ("Pacer International"), Pacific Motor Transport Company, a California corporation ("Pacific Motor"), Pacer International Rail Services LLC (f/k/a American International Rail Services LLC), a Colorado limited liability company ("Pacer Services"), Pacer Rail Services LLC (f/k/a American International Mechanical Services LLC), a Colorado limited liability company ("Pacer Rail"), Interstate Consolidation, Inc., a California corporation ("ICI"), Interstate Consolidation Service, Inc., a California corporation ("ICS"), and Intermodal Container Service, Inc., a California corporation ("IMCS"), Pacer Integrated Logistics, Inc., a Delaware corporation ("PIL"), Pacer Logistics, Inc., a California corporation ("Pacer Logistics") (Pacer International, Pacific Motor, Pacer Rail, Pacer Services, ICI, ICS, IMCS, Pacer Logistics and PIL being collectively referred to as the "Borrowers"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as agent (the "Agent") on behalf of the Lenders under that certain Amended and Restated Credit Agreement dated as of December 16, 1997 (as amended by that certain Amendment No. 1 dated March 31, 1998 and the Amendment No. 2 dated May 1, 1998, the "Credit Agreement"). Each defined term used herein and not otherwise defined herein shall have the meaning given to it in the Credit Agreement.


                                  WITNESSETH

             WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement;

             WHEREAS, the Borrowers have requested that the Lenders increase the Revolving Loan Commitment under the Credit Agreement; and

             WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:

        1. Amendments to Credit Agreement. Effective as of the date hereof and
           ------------------------------
subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

           (a) The definitions of the terms "Permitted Insurance Collateralized Financing" and "Permitted Purchase Money Indebtedness" appearing in
     Section 1.1 of the Credit Agreement are hereby amended to read in their
     -----------
     entirety as follows:


               "PERMITTED INSURANCE COLLATERALIZED FINANCING" is defined in
                --------------------------------------------
           Section 6.3(A)(n).

               "PERMITTED PURCHASE MONEY INDEBTEDNESS" is defined in Section
                -------------------------------------                -------
           6.3(A)(h).
           ---------

           (b) A new definition of the term "Year 2000 Issues" shall be inserted in its appropriate alphabetical order into Section 1.1 of the Credit
                                                 -----------
      Agreement and shall read in its entirety as follows:

               "YEAR 2000 ISSUES" mean the anticipated costs, problems and
                ----------------
           uncertainties associated with the inability of certain computer applications to effectively handle data including dates on and after January 1, 2000, as it affects the business, operations, and financial condition of the Borrowers, or each Borrower and its respective Subsidiaries."

           (c) A new section is hereby inserted in the Credit Agreement immediately after Section 5.22 and shall read in its entirety as follows:
                        ------------

           "     5.23 Year 2000 Issues. Each of the Borrowers and their
                      ----------------
      respective Subsidiaries has made a full and complete assessment in all material respects of the Year 2000 Issues and has a realistic and achievable program to remedy the year 2000 Issues on a timely basis. Based on this assessment and program, the Borrowers do not reasonably anticipate any Material Adverse Effect as a result of Year 2000 Issues."

           (d) A new section is hereby inserted in the Credit Agreement immediately after Section 6.2(N) and shall read in its entirety as
                        --------------
      follows:

           "     (N) Year 2000 Issues. Each Borrower shall and shall cause each
                     ----------------
      of its Subsidiaries to take all actions reasonably necessary to assure that the Year 2000 Issues will not have a Material Adverse Effect."

           (e) Exhibit B to the Credit Agreement is hereby replaced in its
               ---------
      entirety by Exhibit B attached hereto.
                  ---------

           (f) Exhibit I to the Credit Agreement is hereby replaced in its
               ---------
      entirety by Exhibit I attached hereto.
                  ---------

        2. Conditions of Effectiveness. This Amendment shall become effective
           ---------------------------
and be deemed effective as of the dated hereof, if, and only if, the Agent shall have received each of the following:

           (a) duly executed original counterparts of this Amendment from the Borrowers and each of the Lenders;

           (b) duly executed Amended and Restated Revolving Loan Note of the Borrowers (the "Note");

           (c) Secretary's Certificate of each Borrower certifying (i) copies of the resolutions of the Board of Directors or the equivalent thereof (as attached thereto) of such Borrower approving such Borrower's execution and delivery of this Amendment and all other documents relation hereto,
        (ii) a copy of the Articles of Incorporation of such Borrower or the equivalent thereof (as attached thereto) as true and correct, (iii) a copy of the By-Laws of each Borrower or the equivalent thereof (as attached thereto) as true and correct, and (iv) the names, titles and signatures of the officers of each Borrower authorized to sign this Amendment and all other documents relating hereto; and

           (d) opinions of counsel to the Borrowers and addressed to the Lenders, as to the due authorization, enforceability and validity of this Amendment and the Notes executed and delivered by each Borrower (covering legal jurisdictions of California, Colorado and Delaware) and in form reasonably acceptable to the Lenders; and

           (e) a duly executed Assignment Agreement from each of BankBoston, N.A. and Union Bank of California, N.A. (collectively, the "New Lenders") evidencing the assignment by The First National Bank of Chicago of a portion of its commitment to the New Lenders.

        4. Representations and Warranties of the Company. The Borrowers hereby
           ---------------------------------------------
represent and warrant as follows:

           (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

           (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not specifically waived hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

5.      Reference to the Effect on the Credit Agreement and other Loan
        --------------------------------------------------------------
        Documents.
        ---------

                (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement dated as of December 16, 1997, as amended previously and as amended hereby.

                (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

                (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                (d) The Borrowers have heretofore executed and delivered to the Agent, for the benefit of the Lenders, certain Collateral Documents evidencing the granting of collateral security for the Secured Obligations and the Borrowers hereby acknowledge and agree that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Lenders thereunder, the obligations of the Borrowers thereunder and the liens and security interest created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of liens and security interests created and provided for by the Collateral Documents as to the Secured Obligations which would be secured thereby prior to giving effect to this Amendment.

        6.  Costs and Expenses.  The Borrowers agree to pay all reasonable
            ------------------
costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

        7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
            -------------
ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.


        8.  Headings.  Section headings in this Amendment are included herein
            --------
for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        9.  Counterparts.  This Amendment may be executed by one or more of the
            ------------
parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                             PACER LOGISTICS, INC.

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             PACER INTEGRATED LOGISTICS, INC.

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             PACER INTERNATIONAL, INC.
                             (f/k/a/ PMT Holdings, Inc.)

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: President and CEO


                             PACIFIC MOTOR TRANSPORT COMPANY

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             PACER INTERNATIONAL RAIL SERVICES
                             LLC
                             (f/k/a American International Rail Services LLC)

                             By:  Pacific Motor Transport Company
                             Its: Manager

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman

                             PACER RAIL SERVICES LLC
                             (f/k/a/ American International Mechanical Services
                             LLC)

                             By:  Pacific Motor Transport Company
                             Its: Manager

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             INTERSTATE CONSOLIDATION, INC.

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             INTERSTATE CONSOLIDATION SERVICE,
                             INC.,

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             INTERMODAL CONTAINER SERVICE, INC.

                              By: /s/ Don Orris
                                  -------------------------
                                  Name:  Don Orris
                                  Title: Chairman


                             THE FIRST NATIONAL BANK OF
                             CHICAGO, as Agent and as a Lender


                              By:
                                  -------------------------
                                  Name:  Greg Sjullie
                                  Title: Vice President

                                   EXHIBIT B
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT

                                  COMMITMENTS
                                  -----------


I.  REVOLVING LOAN COMMITMENTS


                                  Amount of Revolving                % of Revolving
Lender                             Loan Commitment                  Loan Commitment
------                            -------------------               ---------------
The First National
Bank of Chicago                      $20,000,000                     100.000000%


TOTAL                                $20,000,000.00                  100.000000%


II.  TERM LOAN COMMITMENTS

                                    Amount of Term                     % of Term
Lender                             Loan Commitment                  Loan Commitment
------                            -------------------               ---------------

The First National
Bank of Chicago                      $20,000,000                     100.000000%


TOTAL                                $20,000,000.00                  100.000000%

                                   EXHIBIT 1
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


        Pursuant to [Section 4.2] [Section 6.1(A)(iv)] of the Amended and Restated Credit Agreement dated as of December __, 1997 among PMT Holdings, Inc., Pacific Motor Transport Company, American International Rail Services, L.L.C., American International Mechanical Services, L.L.C, ICI Acquisition Company, Interstate Consolidation, Inc., Interstate Consolidation Service, Inc., Intermodal Container Service, Inc., the institutions from time to time party thereto as lenders (the "Lenders"), and The First National Bank of Chicago, in its capacity as contractual representative for itself and the other Lenders, the Borrower, through its __________________________, hereby delivers to the Agent[, together with the financial statements being delivered to the Agent pursuant to
Section 6.1(A) of the Credit Agreement,] this Compliance Certificate (the
--------------
"Certificate") [for the accounting period from _________, 19__ to ___________, 19__]. Capitalized terms used herein shall have the meanings set forth in the Credit Agreement. Subsection references herein relate to subsections of the Credit Agreement.

I.      MANDATORY PREPAYMENTS (Section 2.5(B))
                               --------------
        A.  Section 2.5(B)(i)(a)
            --------------------

            (1) State whether upon the consummation of any Asset Sale or issuance of Equity Interests or debt any Net Cash Proceeds
                 have arisen.                                             Yes/No

            (2) If the answer to question(1) is yes, state the date of and the nature of the transaction giving rise to the Net Cash Proceeds, the aggregate principal amount of such Net Cash Proceeds, and the amount, if required, of any mandatory prepayment on Schedule A.
                 ----------

        B.  Section 2.5(B)(i)(b)/1/ The Borrowers' calculation of Excess Cash
            --------------------
Flow for the Cash Flow Period ended December 31, ____ is as follows:

                        Net Income                        $________

                        Amortization expense              +________



--------------------

/1/ To be included for the Compliance Certificate accompanying the annual audited financial statements.

                        Depreciation                            +________

                        Non-cash charges                        +________

                        Capital Expenditures                    -________

                        Principal payments (including           -________
                        prepayments) in respect of the
                        Term Loans and other Indebtedness

                        Net Change in Working Capital         +/-________

                        Cash dividends/redemptions,
                        Restricted Payments during such period  -________

                        Excess Cash Flow                        =________


II.     FINANCIAL COVENANTS

        A.  MINIMUM FIXED CHARGE COVERAGE RATIO (Section 6.4(B))
                                                ----------------

            1.  Net Income + taxes + Interest Expense + depreciation
                and amortization + Fees + other non-cash charges + non-recurring expenses - interest income -
                extraordinary gains + extraordinary losses ("EBITDA")
                + Rentals - Capital Expenditures
                for the period from ____ to _____                    $________

            2.  Interest Expense + Rentals + Taxes + Scheduled amortization of Term Loans and other Indebtedness of the Borrower
                for the period from ____ to ____                     $________

            3.  Fixed Charge Ratio (Ratio of (1) to (2))              __ to 1.0

        B.  MAXIMUM LEVERAGE RATIO (Section 6.4(C))
                                   ----------------

            1.  Total Debt of the Borrowers                          $________

            2.  EBITDA (as determined under item II(A) above)        $________

            3.  Leverage Ratio (Ratio of (1) to (2)                  __ to 1.0

        C.  MINIMUM EBITDA (Section 7.4(D)) EBITDA (as determined under item
                            --------------
            II(A) above) $________.

        PMT Holdings, Inc. hereby certifies, through its ____________________, that the information set forth above is accurate as of _________________, ____, to the best of such officer's knowledge, after diligent inquiry, and that the financial statements delivered herewith present fairly in all material respects the financial position of the Borrowers and their Subsidiaries at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with Agreement Accounting Principles, consistently applied.


Dated: _______________, ____



                               PMT HOLDINGS, INC.

                               By: ___________________
                                   Name:
                                   Title: